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                                  AMENDMENT NO. 2 TO
                                      SCHEDULE A
                             TO DELAWARE GROUP OF FUNDS*
                              FUND ACCOUNTING AGREEMENT



Delaware Group Adviser Funds, Inc.
         Corporate Income Fund
         Enterprise Fund
         Federal Bond Fund
         New Pacific Fund
         U.S. Growth Fund
         World Growth Fund


Delaware Group Cash Reserve, Inc.


Delaware Group Decatur Fund, Inc.
         Decatur Income Fund
         Decatur Total Return Fund


Delaware Group Delaware Fund, Inc.
         Delaware Fund
         Devon Fund


Delaware Group Equity Funds IV, Inc.
         Capital Appreciation Fund (New)
         DelCap Fund


Delaware Group Equity Funds V, Inc.
         Retirement Income Fund (New)
         Value Fund

    *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.


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Delaware Group Global & International Funds, Inc.
         Emerging Markets Fund (New)
         Global Assets Fund
         Global Bond Fund
         International Equity Fund


Delaware Group Government Fund, Inc.


Delaware Group Income Funds, Inc.
         Delchester Fund
         Strategic Income Fund (New)


Delaware Group Limited-Term Government Funds, Inc.
         Limited-Term Government Fund
         U.S. Government Money Fund


Delaware Group Premium Fund, Inc.
         Capital Reserves Series
         Emerging Growth Series
         Equity/Income Series
         Global Bond Series (New)
         Growth Series
         High Yield Series
         International Equity Series
         Money Market Series
         Multiple Strategy Series
         Value Series


Delaware Group Tax-Free Fund, Inc.
         Tax-Free Insured Fund
         Tax-Free USA Fund
         Tax-Free USA Intermediate Fund


Delaware Group Tax-Free Money Fund, Inc.


Delaware Group Trend Fund, Inc.


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Delaware Pooled Trust, Inc.
         The Aggressive Growth Portfolio
         The Defensive Equity Portfolio
         The Defensive Equity Small/Mid-Cap Portfolio (New)
         The Fixed Income Portfolio
         The Global Fixed Income Portfolio
         The High-Yield Bond Portfolio (New)
         The International Equity Portfolio
         The International Fixed Income Portfolio (New)
         The Labor Select International Equity Portfolio
         The Limited-Term Maturity Portfolio (New)
         The Real Estate Investment Trust Portfolio


DMC Tax-Free Income Trust - Pennsylvania



Dated as of: November 29, 1996
           -----------------------


DELAWARE SERVICE COMPANY, INC.


By:  /s/David K. Downes
    ------------------------------
       David K. Downes
       Senior Vice President/
       Chief Administrative Officer/
       Chief Financial Officer


                             DELAWARE GROUP ADVISER FUNDS, INC.
                             DELAWARE GROUP CASH RESERVE, INC.
                             DELAWARE GROUP DECATUR FUND, INC.
                             DELAWARE GROUP DELAWARE FUND, INC.
                             DELAWARE GROUP EQUITY FUNDS IV, INC.
                             DELAWARE GROUP EQUITY FUNDS V, INC.
                             DELAWARE GROUP GLOBAL & INTERNATIONAL
                              FUNDS, INC.
                             DELAWARE GROUP GOVERNMENT FUND, INC.
                             DELAWARE GROUP INCOME FUNDS, INC.
                             DELAWARE GROUP LIMITED-TERM GOVERNMENT
                              FUNDS, INC.
                             DELAWARE GROUP PREMIUM FUND, INC.


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                             DELAWARE GROUP TAX-FREE FUND, INC.
                             DELAWARE GROUP TAX-FREE MONEY FUND, INC.
                             DELAWARE GROUP TREND FUND, INC.
                             DMC TAX-FREE INCOME TRUST-PENNSYLVANIA


                                  By: /s/ Wayne A. Stork
                                      -----------------------------------------
                                          Wayne A. Stork
                                          Chairman, President and
                                          Chief Executive Officer


                             DELAWARE POOLED TRUST, INC.


                                  By: /s/ Wayne A. Stork
                                      -----------------------------------------
                                          Wayne A. Stork
                                          Chairman


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